UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2026

Abpro Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41224	87-1013956
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Summit Drive Burlington, MA	01803
(Address of principal executive offices)	(Zip Code)

1-800-396-5890

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Common Stock, par value $0.0001 per share	ABP	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $114.90	ABPWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on January 28, 2026, Anthony D. Eisenberg notified the Board of Directors (the “Board”) of Abpro Holdings, Inc. (the “Company”) of his resignation from the Board and all committees thereof. On January 30, 2026, Sooyoung Lee notified the Board of his resignation from the Board and all committees thereof. Following these resignations, the Board has initiated a process to identify and appoint qualified independent directors to fill the resulting vacancies and to satisfy the applicable requirements of The Nasdaq Stock Market (“Nasdaq”).

On February 5, 2026, the Company received written notice from Nasdaq stating that, as a result of the resignations described above, the Company is no longer in compliance with Nasdaq Listing Rule 5605(b)(1), which requires a majority of the Board to be comprised of independent directors as defined in Nasdaq Listing Rule 5605(a)(2), and Nasdaq Listing Rule 5605(c)(2), which requires the audit committee of the Board (the “Audit Committee”) to consist of at least three members, each of whom is an independent director under the Nasdaq Listing Rules and meets the heightened independence standards applicable to audit committee members. Furthermore, the Company is not eligible for the cure period provided under Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4) because there is more than one vacancy on the Board and the Audit Committee. Accordingly, the Company’s noncompliance with Nasdaq Listing Rules 5605(b)(1)(A) and 5605(c)(4) constitutes additional bases for delisting the Company’s securities from Nasdaq. The notice further stated that the Nasdaq Hearings Panel (the “Panel”) will consider these additional deficiencies in connection with its determination regarding the Company’s continued listing on The Nasdaq Capital Market and required the Company to submit its views with respect to these matters to the Panel in writing no later than February 12, 2026.

On February 5, 2026, the Company received a separate notice from Nasdaq notifying the Company that as a result of the resignations of Mr. Eisenberg and Mr. Lee, the Company no longer complies with Nasdaq’s compensation committee requirements as set forth in Nasdaq Listing Rule 5605(d)(2)(A), which requires the Company’s compensation committee (the “Compensation Committee”) to consists of at least two members, each of whom is an independent director under the Nasdaq Listing Rules. The notice provides that consistent with Nasdaq Listing Rule 5605(d)(4), the Company has a cure period to regain compliance, which extends until (1) the earlier of the Company’s next annual shareholders’ meeting or January 30, 2027; or (2) if the next annual shareholders’ meeting is held before July 29, 2026, then the Company must evidence compliance no later than July 29, 2026. The Company intends to appoint qualified replacements to fill the vacancies on its Compensation Committee who satisfy the applicable requirements of the Nasdaq Listing Rules prior to the expiration of the applicable cure period.

Neither of the Nasdaq notices has an immediate effect on the listing of the Company’s common stock or warrants on Nasdaq. However, there can be no assurance that the Panel will grant the Company’s request for continued listing or that the Company will be able to regain compliance with the applicable Nasdaq Listing Rules within the required time periods.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 9, 2026, the Board appointed M. Fatih Karatas and Mary Gunn to the Board to fill the two existing vacancies. Mr. Karatas and Ms. Gunn will each serve as a Class II director until the Company’s next annual meeting of stockholders and until his or her successor is duly elected and qualified, or until earlier resignation or removal. In connection with their appointments, the Board appointed Mr. Karatas and Ms. Gunn to each of the following Board committees: the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee.

There are no arrangements or understandings between either Mr. Karatas or Ms. Gunn and any other person pursuant to which either director was selected as a director. Neither Mr. Karatas nor Ms. Gunn has any direct or indirect material interest in any transaction or proposed transaction requiring disclosure pursuant to Item 404(a) of Regulation S-K. Mr. Karatas and Ms. Gunn will receive the Company’s typical compensation for independent directors.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, but not limited to, statements regarding the Company’s ability to regain compliance with the Nasdaq Listing Rules, the anticipated actions of the Panel, and the Company’s intent to take all reasonable measures available to the Company for continued listing on Nasdaq.

In some cases, you can identify forward-looking statements by terminology such as “outlook,” “aim,” “anticipate,” “assume,” “believe,” “contemplate,” “continue,” “could,” “due,” “estimate,” “expect,” “goal,” “intend,” “may,” “objective,” “plan,” “predict,” “potential,” “positioned,” “seek,” “should,” “target,” “will,” “would” and other similar expressions that are predictions of or indicate future events and future trends, or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. Forward-looking statements involve known and unknown risks, uncertainties and assumptions which may cause actual results to differ materially from any results expressed or implied by any forward-looking statement, including, but not limited to, the Company’s ability to regain compliance with the Nasdaq Listing Rule and the other important factors outlined under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (“SEC”) on April 15, 2025, as such factors may be updated from time to time in its other filings with the SEC, which are available on the SEC’s website at www.sec.gov. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, it cannot guarantee future results. The Company has no obligation, and does not undertake any obligation, to update or revise any forward-looking statement made in this Current Report on Form 8-K to reflect changes since the date of this Current Report on Form 8-K, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABPRO HOLDINGS, INC.

	By:	/s/ Miles Suk
	Name:	Miles Suk
	Title:	Chief Executive Officer

Dated: February 11, 2026

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